EXHIBIT 10.3
PLEDGE AGREEMENT
          PLEDGE AGREEMENT, dated as of May 2, 2011 (as amended, restated, modified and/or supplemented from time to time, this “Agreement”), made by each of the undersigned pledgors (together with any other entity that becomes a party hereto pursuant to Section 24(a) hereof, each a “Pledgor” and, collectively, the “Pledgors”) and each of the undersigned issuers of Pledged Securities (together with any other entity that becomes a party hereto pursuant to Section 24(b) hereof, each an “Issuer” and, collectively, the “Issuers”), in favor of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successors and assigns in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties.
W I T N E S S E T H :
          WHEREAS, Corporate Property Associates 16 — Global Incorporated, a Maryland corporation (the “REIT”), CPA 16 LLC, a Delaware limited liability company (the “Operating Partnership”, and together with the REIT, the “Parent Guarantors”), CPA 16 Merger Sub Inc., a Maryland corporation (the “Borrower”),the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of the date hereof (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to the Borrower, and the issuance of Letters of Credit for the account of the REIT and/or one or more of its Subsidiaries, all as contemplated therein;
          WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the making of Loans and issuance of Letters of Credit thereunder that each Pledgor shall have executed and delivered to the Administrative Agent this Agreement; and
          WHEREAS, each Pledgor desires to execute this Agreement to satisfy the condition described in the preceding paragraph;
          NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Administrative Agent, for the benefit of the Secured Parties, and hereby covenants and agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:
          1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Parties to secure the Obligations.
          2. DEFINITIONS. All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Credit Agreement. The following capitalized terms used herein shall have the definitions specified below:
          “Certificated Security” shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

          “Clearing Corporation” shall have the meaning given such term in Section 8-102(a)(5) of the UCC.
          “Collateral” shall have the meaning given such term in Section 3.1 hereof.
          “Collateral Accounts” shall mean any and all deposit accounts in which Cash Collateral is deposited and/or maintained.
          “Control Agreement” shall mean an agreement, in form and substance satisfactory to the Administrative Agent, establishing the Administrative Agent’s control (as defined in the UCC) with respect to any Collateral Account.
          “Financial Asset” shall have the meaning given such term in Section 8-102(a)(9) of the UCC.
          “Instrument” shall have the meaning given such term in Section 9-102(a)(47) of the UCC.
          “Location” of any Pledgor shall have the meaning given such term in Section 9-307 of the UCC.
          “Membership Interest” shall mean the entire membership interest at any time owned by any Pledgor in any limited liability company (other than a Non-Borrowing Base Subsidiary).
          “Non-Borrowing Base Subsidiary” shall mean (a) any Subsidiary of the REIT that (i) does not own all or any portion of any Eligible Investment Property included in the Borrowing Pool and (ii) does not, directly or indirectly, own any Equity Interests of any Subsidiary of the REIT who owns an Eligible Investment Property included in the Borrowing Pool, (b) any Person that is not a Subsidiary of the REIT, (c) the Operating Partnership and (d) the Borrower.
          “Partnership Interest” shall mean the entire partnership interest (whether general and/or limited partnership interests) at any time owned by any Pledgor in any partnership (other than a Non-Borrowing Base Subsidiary).
          “Pledge Agreement Joinder” shall have the meaning given such term in Section 24(a) of this Agreement.
          “Pledged LLC” shall mean any limited liability company (other than a Non-Borrowing Base Subsidiary) in which any Pledgor owns a membership interest.
          “Pledged Membership Interests” shall mean all Membership Interests at any time pledged or required to be pledged hereunder.
          “Pledged Partnership” shall mean any partnership (other than a Non-Borrowing Base Subsidiary) in which any Pledgor owns a partnership interest.

          “Pledged Partnership Interests” shall mean all Partnership Interests at any time pledged or required to be pledged hereunder.
          “Pledged Securities” shall mean all Pledged Stock, Pledged Partnership Interests, Pledged Membership Interests and Pledged Trust Interests.
          “Pledged Trust” shall mean any business trust, statutory trust or other trust (other than a Non-Borrowing Base Subsidiary) in which any Pledgor owns a Trust Interest.
          “Pledged Trust Interests” shall mean all Trust Interests at any time pledged or required to be pledged hereunder.
          “Pledged Stock” shall mean all Stock at any time pledged or required to be pledged hereunder.
          “Proceeds” shall have the meaning given such term in Section 9-102(a)(64) of the UCC.
          “Registered Organization” shall have the meaning given such term in Section 9-102(a)(70) of the UCC.
          “Securities” shall mean all of the Stock, Partnership Interests, Membership Interests and Trust Interests.
          “Securities Intermediary” shall have the meaning given such term in Section 8-102(14) of the UCC.
          “Security Entitlement” shall have the meaning given such term in Section 8-102(a)(17) of the UCC.
          “Stock” shall mean all of the issued and outstanding shares of capital stock at any time owned by any Pledgor in any corporation (other than a Non-Borrowing Base Subsidiary).
          “Termination Date” has the meaning given such term in Section 18(a) hereof.
          “Trust Interest” shall mean the entire ownership interest at any time owned by any Pledgor in any business trust, statutory trust or any other trust (other than a Non-Borrowing Base Subsidiary).
          “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.
          “Uncertificated Security” shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

          3. PLEDGE OF SECURITIES, ETC.
          3.1 Pledge. As security for the payment and performance in full of the Obligations, each Pledgor does hereby grant, pledge, hypothecate, mortgage, charge and assign to the Administrative Agent for the benefit of the Secured Parties, and does hereby grant and create a continuing security interest in favor of the Administrative Agent for the benefit of the Secured Parties in, all of such Pledgor’s right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):
     (i) all of the Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities (and all certificates or instruments evidencing such Securities);
     (ii) each Collateral Account, including any and all assets of whatever type or kind deposited in any Collateral Account, whether now owned or hereafter acquired, existing or arising (including, without limitation, all Financial Assets, monies, checks, drafts, Instruments or interests therein of any type or nature deposited or required by the Credit Agreement or any other Loan Document to be deposited in such Collateral Account, and all investments and all certificates and other instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing);
     (iii) all of such Pledgor’s (x) Partnership Interests and all of such Pledgor’s right, title and interest in each Pledged Partnership, (y) Membership Interests and all of such Pledgor’s right, title and interest in each Pledged LLC and (z) Trust Interests and all of such Pledgor’s right, title and interest in each Pledged Trust, in each case including, without limitation:
     (a) all the capital thereof and its interest in all profits, losses and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests, Membership Interests and/or Trust Interests;
     (b) all other payments due or to become due such Pledgor in respect of such Partnership Interests, Membership Interests and/or Trust Interests, whether under any partnership agreement, limited liability company agreement, trust agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;
     (c) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement, limited liability company agreement or trust agreement, or at law, or otherwise in respect of such Partnership Interests, Membership Interests, Trusts Interests, Pledged Partnership, Pledged LLC and/or Pledged Trust;

     (d) all present and future claims, if any, of such Pledgor against each Pledged Partnership, Pledged LLC and Pledged Trust for moneys loaned or advanced, for services rendered or otherwise;
     (e) all of such Pledgor’s rights under any partnership agreement, limited liability company agreement, trust agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to the Partnership Interests, the Membership Interests and/or the Trust Interests, including any power to terminate, cancel or modify any partnership agreement, any limited liability company agreement or any trust agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of any Partnership Interests, Membership Interests or Trust Interests and any Pledged Partnership, Pledged LLC or Pledged Trust to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce or collect any of the foregoing, to enforce or execute any checks or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and
     (f) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;
     (iv) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and
     (v) all Proceeds of any and all of the foregoing.
          3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall forthwith take the following actions as set forth below:
     (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Administrative Agent, endorsed to the Administrative Agent or endorsed in blank;
     (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Administrative Agent, an agreement for the benefit of the Administrative Agent and the other Secured Parties substantially in the form of Annex D hereto (appropriately completed to the satisfaction of the Administrative Agent and with such modifications, if any, as shall be reasonably satisfactory to the Administrative Agent) pursuant to which such issuer agrees to comply with any and all instructions originated by the Administrative Agent without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Membership Interests and Trust Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;
     (iii) with respect to any Collateral consisting of a Certificated Security, Uncertificated Security, Partnership Interest, Membership Interest or Trust Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Administrative Agent thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Administrative Agent pursuant hereto under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Administrative Agent deems necessary or desirable to effect the foregoing; and
     (iv) with respect to a Partnership Interest, a Membership Interest or a Trust Interest (other than a Partnership Interest, Membership Interest or Trust Interest (x) credited on the books of a Clearing Corporation or Securities Intermediary or (y) constituting an Uncertificated Security or a Certificated Security), take the actions required by Section 3.2(b)(ii) hereof.
          (b) In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:
     (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Administrative Agent may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as the same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall take all actions as may be requested from time to time by the Administrative Agent so that “control” of such Collateral is obtained and at all times held by the Administrative Agent; and
     (ii) each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Administrative Agent), to be filed in the relevant filing offices so that at all times the Administrative Agent’s security interest pursuant hereto in all Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected.

          3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Pledgor will forthwith thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will deliver to the Administrative Agent all information and other items required to be provided under Section 6.12 of the Credit Agreement with respect thereto within the time periods specified therein.
          3.4 Certain Representations and Warranties Concerning the Collateral. Each Pledgor represents and warrants that on the date hereof: (a) each Subsidiary of such Pledgor whose Equity Interests are required to be pledged hereunder, and the direct ownership thereof, is listed on Annex A hereto; (b) the Stock held by such Pledgor consists of the number and type of shares of the capital stock of the corporations as described in Annex B hereto; (c) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as set forth in Annex B hereto; (d) such Pledgor is the holder of record and sole beneficial owner of the Stock held by such Pledgor and there exists no options or preemption rights in respect of any of the Stock; (e) the Partnership Interests, Membership Interests and Trust Interests, as the case may be, held by such Pledgor constitute that percentage of the entire interest of the respective Pledged Partnership, Pledged LLC or Pledged Trust, as the case may be, as is set forth under its name in Annex C hereto; and (f) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes B and C hereto.
          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Administrative Agent shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Administrative Agent) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Administrative Agent or any nominee or nominees of the Administrative Agent or a sub-agent appointed by the Administrative Agent.
          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise, as it shall think fit, all voting and other rights attaching to any and all Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement or any other Loan Document, or which would have the effect of impairing the security interests of the Administrative Agent or any other Secured Party in the Collateral or the priority thereof. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease upon the occurrence and during the continuance of an Event of Default, whereupon Section 7 hereof shall become applicable.
          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends, distributions or other amounts payable in respect of the Pledged Securities shall be paid to the respective Pledgor, provided that all dividends, distributions or other amounts payable in respect of the Pledged Securities which represent in whole or in part an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement, to the Administrative Agent and retained by it as part of the Collateral (unless such cash dividends or distributions are applied to repay the Obligations pursuant to Section 9 of this Agreement). The Administrative Agent shall also be entitled to receive directly, and to retain as part of the Collateral:
     (i) all other or additional stock, notes, membership interests, partnership interests, trust interests or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Collateral;
     (ii) all other or additional stock, membership interests, partnership interests trust interests or other securities or property (including cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of             shares or similar rearrangement; and
     (iii) all other or additional stock, membership interests, partnership interests trust interests or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.
Nothing contained in this Section 6 shall limit or restrict in any way the Administrative Agent’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Secured Parties, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).
          7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Loan Document or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured creditor upon default under the UCC, and the Administrative Agent shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:
     (i) to receive all amounts payable in respect of the Collateral otherwise to such Pledgor payable under Section 6 hereof,
     (ii) to transfer all or any part of the Collateral into the Administrative Agent’s name or the name of its nominee or nominees;
     (iii) to vote all or any part of the Collateral (whether or not transferred into the name of the Administrative Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the

Administrative Agent the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);
     (iv) to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations; and
     (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption by any Secured Party of credit risk, and for such price or prices and on such terms as the Administrative Agent in its absolute discretion may determine, provided that at least 10 days’ prior written notice of the time and place of any such sale shall be given to such Pledgor. The Administrative Agent shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the full extent permitted by law any right or equity redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Administrative Agent on behalf of all Secured Parties (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Administrative Agent nor any Secured Party shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.
          8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Administrative Agent and the other Secured Parties provided for in this Agreement or any other Loan Document, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Administrative Agent or any other Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Administrative Agent or any other Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Administrative Agent or any other Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Loan Documents, no notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Administrative Agent or any other Secured Party to any other further action in any circumstances without demand or notice. This Agreement may be enforced only by the action of the Administrative

Agent and no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby.
          9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Administrative Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Administrative Agent hereunder, shall be applied in accordance with Section 8.03 of the Credit Agreement.
          (b) It is understood that each Pledgor shall remain jointly and severally liable to the extent of any deficiency between (x) the amount of the Obligations for which it is liable directly or as a Guarantor that are satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of the Obligations.
          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Administrative Agent hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Administrative Agent shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or be answerable in any way for the misapplication or nonapplication thereof.
          11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Administrative Agent and the other Secured Parties from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, including reasonable attorneys’ fees, arising in connection with any amendment, waiver or modification to this Agreement and the administration thereof and the Administrative Agent and the other Secured Parties for all out-of-pocket costs and expenses (including attorney’s fees) arising out of, in connection with, or as a result of the exercise by the Administrative Agent of any right or remedy granted to it hereunder or under any other Loan Document except, with respect to clause (i) above, for those arising from such Person’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision. In no event shall the Administrative Agent be liable, in the absence of gross negligence or willful misconduct on its part as determined by a court of competent jurisdiction in a final and non-appealable decision, for any matter or thing in connection with this Agreement other than to account for moneys or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.
          12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Administrative Agent in executing and, at such Pledgor’s own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Administrative Agent may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Administrative Agent’s security interest in the Collateral hereunder and hereby authorizes the Administrative Agent to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Administrative Agent such additional conveyances, assignments, agreements and instruments as the Administrative Agent may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder or thereunder.
          (b) Each Pledgor hereby appoints the Administrative Agent such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Administrative Agent’s reasonable discretion to take any action and to execute any instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.
          13. THE ADMINISTRATIVE AGENT AS COLLATERAL AGENT. The Administrative Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Administrative Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Administrative Agent shall act hereunder on the terms and conditions set forth herein and in Article IX of the Credit Agreement. If any Pledgor fails to perform or comply with any of its agreements contained in this Agreement and the Administrative Agent, as provided for by the terms of this Agreement or any other Loan Document, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Base Rate Loans, shall be payable by such Pledgor to the Administrative Agent on demand and shall constitute Obligations secured by the Collateral.
          14. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein, except as otherwise allowed under the Credit Agreement.
          15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants (which representations, warranties and covenants shall not, in the case of each Pledgor that owns a Pledge-Restricted Defeasance Property, be made or performed by such Pledgor until on and after the occurrence of the Defeasance Trigger Date with respect to such Pledge-Restricted Defeasance Property) that:
     (i) it is, or at the time when pledged hereunder will be, the legal, beneficial and record owner of, and has (or will have) good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except Liens permitted under clauses (a) and (b) of Section 7.01 of the Credit Agreement;
     (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

     (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
     (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, limited or general partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement (including, without limitation, the granting by such Pledgor of the Liens granted by it pursuant to this Agreement), (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Administrative Agent’s security interest in the Collateral, except for filings and recordings required under the UCC or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Administrative Agent of any of its rights or remedies provided herein;
     (v) the execution, delivery and performance of this Agreement by such Pledgor has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Pledgor’s Organization Documents; (b) conflict with or result in any breach or contravention of, or, except pursuant to this Agreement, the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Pledgor is a party or affecting such Pledgor or the properties of such Pledgor or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Pledgor or its property is subject; or (c) violate any applicable Laws, except as could not reasonably be expected to have a Material Adverse Effect;
     (vi) all the shares of Stock constituting Collateral have been duly and validly issued, are fully paid and non-assessable, to the extent such concepts are applicable, and are subject to no options to purchase or similar rights;
     (vii) the pledge, assignment and delivery to the Administrative Agent in the State of New York of the original Certificated Securities, endorsed to the Administrative Agent or accompanied by undated stock powers or other instruments of transfer executed in blank, creates a valid and perfected first priority Lien in such Securities and the proceeds thereof, subject to no other Lien other than Liens permitted under clause (b) of Section 7.01 of the Credit Agreement or to any agreement purporting to grant to any third party a Lien on the property or assets of such Pledgor which would include the Securities;
     (viii) it has the unqualified right to pledge and grant a security interest in the Partnership Interests, Membership Interests and Trust Interests as herein provided without the consent of any other Person, firm, association or entity which has not been obtained;
     (ix) the Partnership Interests, Membership Interests and Trust Interests pledged by it pursuant to this Agreement have been validly acquired and are fully paid for and are duly and validly pledged hereunder;
     (x) it is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any partnership agreement of any Pledged Partnership or limited liability company agreement of any Pledged LLC or trust agreement of any Pledged Trust, and such Pledgor is not in violation of any other material provisions of any partnership agreement of any Pledged Partnership or limited liability company agreement of any Pledged LLC or trust agreement of any Pledged Trust, or otherwise in default or violation thereunder, no Partnership Interest, Membership Interest or Trust Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto and as of the Closing Date, there are no certificates, instruments, documents or other writings (other than the partnership agreements and certificates, if any, delivered to the Administrative Agent) which evidence any Partnership Interest, Membership Interest or Trust Interest of such Pledgor;
     (xi) the pledge and assignment of the Partnership Interests, the Membership Interests and the Trusts Interests pursuant to this Agreement, together with the relevant filings, consents or recordings (which filings, consents and recordings have been made or obtained), creates a valid, perfected and continuing first priority security interest in such Partnership Interests, Membership Interests and Trust Interests and the proceeds thereof, subject to no prior lien or encumbrance other than Liens permitted under clause (b) of Section 7.01 of the Credit Agreement or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Collateral;
     (xii) there are no currently effective financing statements under the UCC covering any property which is now or hereafter may be included in the Collateral and such Pledgor will not, without the prior written consent of the Administrative Agent, execute and, until the Termination Date (as hereinafter defined), allow there to be on file in any public office, any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Administrative Agent as secured party;
     (xiii) it shall give the Administrative Agent prompt notice of any written claim relating to the Collateral and shall deliver to the Administrative Agent a copy of each other demand, notice or document received by it which may materially and adversely affect the Administrative Agent’s interest hereunder in the Collateral promptly upon, but in any event within 10 days after, such Pledgor’ s receipt thereof;
     (xiv) it shall not withdraw as a partner of any Pledged Partnership or member of any Pledged LLC or a trustee of any trust, or file or pursue or take any action which may,

directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Partnership, Pledged LLC or Pledged Trust, or seek a partition of any property of any Pledged Partnership, Pledged LLC or Pledged Trust, except in connection with a transaction permitted by the Credit Agreement;
     (xv) as of the date hereof, all of its Partnership Interests, Membership Interests and Trust Interests are uncertificated and each Pledgor covenants and agrees that it will not approve any action by any Pledged Partnership Pledged LLC or Pledged Trust to convert such uncertificated interests into certificated interests;
     (xvi) it will take no action which would violate or be inconsistent with any of the terms of any Loan Document, or which would have the effect of impairing the position or interests of the Administrative Agent or any other Secured Party under any Loan Document except in connection with a transaction permitted by the Credit Agreement;
     (xvii) “control” (as defined in Section 8-106 of the UCC) has been obtained by the Administrative Agent over all of such Pledgor’s Collateral consisting of Securities with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC;
     (xviii) “control” (as defined in Section 9-104 of the UCC) have been obtained by the Administrative Agent over all Collateral Accounts;
     (xix) it will furnish to the Administrative Agent prompt written notice of any issuance of Equity Interests that occurs after the date hereof by a Pledged LLC, Pledged Partnership, Pledged Trust or other Person that has issued Equity Interests which are pledged (in whole or in part) by a Pledgor hereunder; and
     (xx) except as set forth on Annex F, it has not (1) changed its corporate or organizational name in the past five years or (2) changed its jurisdiction of incorporation or organization during the past four months.
          (b) Each Issuer hereby represents and warrants (which representations and warranties shall not, in the case of each Issuer of Securities of a Pledgor that owns a Pledge-Restricted Defeasance Property, be made by such Issuer until on and after the Defeasance Trigger Date with respect to such Pledge-Restricted Defeasance Property) that:
     (i) this Agreement has been duly authorized, executed and delivered by such Issuer and constitutes a legal, valid and binding obligation of such Issuer enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
     (ii) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, limited or general partner, member or creditor of such Issuer or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Issuer in connection with the execution, delivery or performance of this Agreement;
     (iii) the execution, delivery and performance of this Agreement by such Issuer has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Issuer’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Issuer is a party or affecting such Issuer or the properties of such Issuer or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Issuer or its property is subject, except as could not reasonably be expected to have a Material Adverse Effect; or (c) violate any applicable Laws, except as could not reasonably be expected to have a Material Adverse Effect; and
     (iv) the pledge by the applicable Pledgor of, and the granting by the applicable Pledgor of a security interest in, the Equity Interests of such Issuer to the Administrative Agent, for the benefit of the Creditor Parties, does not contravene the terms of any of such Issuer’s Organization Documents.
          16. PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute, irrevocable and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:
     (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Loan Documents, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof,
     (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;
     (iii) any furnishing of any additional security to the Administrative Agent or its assignee or any acceptance thereof or any release of any security by the Administrative Agent or its assignee;
     (iv) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or
     (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          17. PRIVATE SALES OF PLEDGED SECURITIES If at any time when the Administrative Agent shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7 hereof, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Administrative Agent may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Administrative Agent, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Securities Act, (ii) may approach and negotiate with a single possible purchaser, or accept the first offer received, to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Administrative Agent and the other Secured Parties shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.
          18. TERMINATION; RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein and in the other Loan Documents including, without limitation, in Section 11 hereof shall survive any such termination) and the Administrative Agent, at the request and expense of the Pledgors, will execute and deliver to the Pledgors a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to the Pledgors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Administrative Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the date upon which all of the Commitments have been terminated, no Note under the Credit Agreement is unpaid, all Loans have been paid in full, all Letters of Credit have been cancelled, have expired or terminated or have been collateralized to the satisfaction of the Administrative Agent and the L/C Issuer and all other Obligations have been paid in full.
          (b) In the event that any Investment Property included in the Borrowing Pool is removed from the Borrowing Pool in accordance with Section 2.18(c), (d), (e) and (f)(ii) of the Credit Agreement, and all required prepayments of Loans and all obligations to Cash Collateralize L/C Obligations, if any, have been made in connection therewith, the Administrative Agent, at the request and expense of the Borrower, will release from the security interest granted by the applicable Pledgor(s) under this Agreement (without recourse and without any representation or warranty) the Equity Interests of (i) the Affiliated Investor that owns such Investment Property and (ii) each Subsidiary of the Borrower or the REIT that directly or indirectly owns Equity Interests of such Affiliated Investor; provided, that notwithstanding the foregoing, no Equity Interests of any Subsidiary of the Borrower or the REIT shall be released if such Subsidiary (i) owns all or any part of any other Investment Property included in the

Borrowing Pool or (ii) directly or indirectly owns any Equity Interests of any Affiliated Investor that owns any other Investment Property included in the Borrowing Pool. The Administrative Agent shall, at the sole expense of the Borrower, take such further actions as reasonably requested by the Borrower to evidence and confirm any such release of Collateral as a result of the foregoing provisions this clause (b).
          (c) In the event that any part of the Collateral is sold or otherwise disposed of in connection with a sale or other disposition permitted by Section 7.05 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 10.01 of the Credit Agreement), and the proceeds of such sale or other disposition or from such release are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, the Administrative Agent, at the request and expense of the respective Pledgor, will release such Collateral from this Agreement, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, disposed of or released and as may be in possession of the Administrative Agent and has not theretofore been released pursuant to this Agreement.
          (d) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 18(a), (b) or (c) hereof, it shall deliver to the Administrative Agent a certificate signed by an officer stating that the release of the respective Collateral is permitted pursuant to Section 18(a), (b) or (c) hereof. The Administrative Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it in accordance with (or which the Administrative Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 18.
          19. NOTICES, ETC. All notices and other communications hereunder shall be in writing (including telegraphic, telex, telecopier, facsimile or cable communication) and shall be delivered, telegraphed, telexed, telecopied, faxed, cabled, or mailed (by first class mail, postage prepaid):
     (i) if to any Pledgor or Issuer, at its address set forth opposite its signature below;
     (ii) if to the Administrative Agent, at its address set forth on Schedule 10.02 of the Credit Agreement.
or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.
          20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Administrative Agent (with the consent of the Required Lenders or all of the Lenders, to the extent required by Section 10.01 of the Credit Agreement) and each Pledgor affected thereby.
          21. ADMINISTRATIVE AGENT AND OTHER SECURED PARTIES NOT BOUND. (a) Nothing herein shall be construed to make the Administrative Agent or any other

Secured Party liable as a general partner or limited partner of any Pledged Partnership or as a member of any Pledged LLC or as a trustee of any Pledged Trust, and neither the Administrative Agent nor any Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or of a member of any Pledged LLC or of a trustee of any Pledged Trust. The parties hereto expressly agree that, unless the Administrative Agent shall become the absolute owner of a Partnership Interest or a Membership Interest or a Trust Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture or membership agreement among the Administrative Agent, any other Secured Party and/or a Pledgor.
          (b) The Administrative Agent shall have only those powers set forth herein and the Administrative Agent and the other Secured Parties shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or of a member of any Pledged LLC, or of a trustee of any trust or of a Pledgor.
          (c) The Administrative Agent and the other Secured Parties shall not be obligated to perform or discharge any obligation of a Pledgor as a result of the collateral assignment hereby effected.
          (d) The acceptance by the Administrative Agent of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Administrative Agent or any other Secured Party to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.
          22. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 18 hereof, (ii) be binding upon each Pledgor, its successors and assigns; provided that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent (with the prior written consent of the Required Lenders or all of the Lenders, to the extent required by Section 10.01 of the Credit Agreement) (and any attempted such assignment without such consent shall be null and void), and (iii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the other Secured Parties and their respective successors, transferees and assigns. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. To the fullest extent permitted by applicable law, no Pledgor or Issuer shall assert, and each of the Pledgors and Issuers hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of proceeds thereof.
          23. GOVERNING LAW, ETC. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE SECURED PARTIES AND OF THE PLEDGORS AND THE ISSUERS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York sitting in New York County or of the United States of America for the Southern District of New York, and any appellate court from any thereof and, by execution and delivery of this Agreement, each Pledgor and each Issuer hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each Pledgor and each Issuer further irrevocably consents to the service of process out of any of the aforementioned courts, in the manner provided for in Section 10.02 of the Credit Agreement, to each Pledgor and Issuer at its address set forth opposite its signature below. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided law. Nothing herein shall affect the right of any of the Secured Parties to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Pledgor in any other jurisdiction.
          (b) Each Pledgor and each Issuer hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.
          (c) EACH PLEDGOR, EACH ISSUER AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
          24. ADDITIONAL PLEDGORS. (a) It is understood and agreed that any Subsidiary of the REIT that is required to become a party to this Agreement pursuant to the Credit Agreement shall become a Pledgor hereunder by executing a joinder agreement in the form attached hereto as Annex E (each, a Pledge Agreement Joinder”).
(b) Each Pledgor hereby agrees it will cause each issuer of any Equity Interests owned by such Pledgor (other than any issuer that is a Non-Borrowing Base Subsidiary) to become an Issuer hereunder by executing a Pledge Agreement Joinder.
          25. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
          26. CONTRIBUTION. At any time a payment is made by any Pledgor (other than the Borrower) (each, a “Specified Pledgor”) in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by such Specified Pledgor (each, a “Relevant Payment”), the right of contribution of each Specified Pledgor hereunder against each other such Specified Pledgor shall be determined as provided in the immediately following sentence, with the right of contribution of each Specified Pledgor to be revised and restated as of each date on which a Relevant Payment is made. At any time that a Relevant Payment is made by a Specified Pledgor that results in the aggregate payments made by such Specified Pledgor hereunder in respect of the Obligations to and including the date of the Relevant Payment exceeding such Specified Pledgor’s Contribution Percentage (as defined below) of the aggregate payments made by all Specified Pledgors hereunder in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by the Specified Pledgors to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Specified Pledgor shall have a right of contribution against each other Specified Pledgor who either has not made (or whose Collateral has not been used to make) any payments or has made (or whose Collateral has been used to make) payments hereunder in respect of the Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Specified Pledgor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Specified Pledgors hereunder in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by the Specified Pledgors (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Specified Pledgor and the denominator of which is the Aggregate Excess Amount of all Specified Pledgors multiplied by (y) the Aggregate Deficit Amount of such other Specified Pledgor. A Specified Pledgor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment at the time of any subsequent computation; provided, that no Specified Pledgor may take any action to enforce such right until the Termination Date has occurred, it being expressly recognized and agreed by all parties hereto that any Specified Pledgor’s right of contribution arising pursuant to this Agreement against any other Specified Pledgor shall be expressly junior and subordinate to such other Specified Pledgor’s obligations and liabilities in respect of the Obligations and any other obligations owing under this Agreement. As used in this Section 26: (i) each Specified Pledgor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Specified Pledgor by (y) the aggregate Adjusted Net Worth of all Specified Pledgors; (ii) the “Adjusted Net Worth” of each Specified Pledgor shall mean the greater of (x) the Net Worth (as defined below) of such Specified Pledgor and (y) zero; and (iii) the “Net Worth” of each Specified Pledgor shall mean the amount by which the fair salable value of such Specified Pledgor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any obligations arising under this Agreement, any Guaranteed Obligations under, and as defined in, the Guaranty) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 26 or any other Loan Document, each Specified Pledgor who makes (or whose Collateral has been used to make) any payment in respect of the Obligations shall have no right of contribution or subrogation against any other Specified Pledgor in respect of such payment. Each of the Specified Pledgors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Specified Pledgor has the right to waive its contribution right against any Specified Pledgor to the extent that after giving effect to such waiver such Specified Pledgor would remain solvent, in the determination of the Administrative Agent or the Required Lenders.
          27. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. No Pledgor shall change its legal name, its type of organization or its status as a Registered Organization (in the case of a Registered Organization), as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Loan Documents and so long as the same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Administrative Agent not less than 10 Business Days’ prior written notice of each change to its legal name, its type of organization, whether or not it is a Registered Organization, its jurisdiction of organization, its Location and its organizational identification number (if any), and (ii) in connection with the respective change or changes, it shall have taken all action reasonably requested by the Administrative Agent to maintain the security interests of the Administrative Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a written notification to the Administrative Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Administrative Agent to the extent necessary to maintain the security interest of the Administrative Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.
          28. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          29. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
          30. ACKNOWLEDGMENTS AND AGREEMENTS BY ISSUERS AND PLEDGORS

          (a) Each Issuer acknowledges receipt of a copy of this Agreement and agrees to be bound hereby and agrees to comply with the terms hereof as such terms are applicable to such Issuer.
          (b) Without limiting the foregoing provisions of this Section 30:
     (i) Each Pledgor hereby irrevocably agrees not to vote to amend, and each Issuer hereby irrevocably agrees not to amend, (i) the applicable Issuer’s Organization Documents to provide that its Pledged Securities are “securities” governed by Article 8 of the UCC or (ii) the provisions of the applicable Issuer’s Organization Documents stating that the Pledged Securities of such Issuer are securities governed by Article 8 of the UCC, and each Pledgor and each Issuer hereby agrees and acknowledges that any such vote shall be invalid and any such amendment shall be void ab initio.
     (ii) Each Pledgor, and each Issuer, hereby irrevocably (a) consents to the grant of the security interests by all applicable Pledgors described in this Pledge Agreement, (b) consents to any transfer or conveyance of the Collateral to the Administrative Agent or any other Person pursuant to the Administrative Agent’s exercise of any of its rights and remedies under this Pledge Agreement or any of the other Loan Documents, at law or in equity, (c) consents to the admission of any transferee, upon any transfer of any of the Collateral to such transferee pursuant to an exercise of the Administrative Agent’s rights and remedies, as a partner (including as the general partner) or member (including as the managing member) of the applicable partnership or limited liability company, and (d) agrees that all terms and conditions in the Organization Documents applicable to the pledge of any Collateral, the enforcement thereof, the transfer of any Collateral or the admission of any transferee of any Collateral as a partner (including as the general partner) or member (including as the managing member) of any partnership or limited liability company have been satisfied or waived.
     (iii) Each Issuer hereby agrees that it will comply with all instructions given by the Administrative Agent with respect to the Equity Interests of such Issuer pledged by the applicable Pledgor hereunder without further consent by such Pledgor. The Administrative Agent hereby agrees that it will not deliver any instructions pursuant to this Section 30(b)(iii) to any Issuer with respect to any pledged Equity Interests issued by such Issuer, except upon the occurrence and during the continuance of an Event of Default.
* * * *

[Signature Page to Joinder to Pledge Agreement]

     IN WITNESS WHEREOF, each Pledgor and the Administrative Agent have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:	PLEDGORS:

c/o W.P. Carey & Co. LLC	CORPORATE PROPERTY ASSOCIATES
50 Rockefeller Plaza	16 - GLOBAL INCORPORATED
New York, NY 10020
Fax No.:	By:	/s/ Christopher Hayes
Email:		Name: Christopher Hayes
Attention:		Title: Vice President

CPA 16 MERGER SUB INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

APPLIED FOUR (DE) QRS 14-75, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

APPLIED UTAH (UT) QRS 14-76, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

ASSEMBLY (MD)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

2

BANDWIDTH (UT) QRS 14-58, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

BP(IL)GP QRS 14-97, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

BP(IL) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

COLD (DE) QRS 12-50, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

CPA16 GERMAN (DE) LIMITED PARTNERSHIP

By: CPA16 GERMAN GP (DE) QRS 16-155, INC., as its general partner

By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

CPA16 GERMAN GP (DE) QRS 16-155, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

3

CRATE (GER) QRS 16-142 LLC

By: CPA16 GERMAN (DE) LIMITED PARTNERSHIP, as managing member

By: CPA16 GERMAN GP (DE) QRS 16-155, Inc., its general partner

By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

DOUGH (DE) QRS 14-77, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

DOUGH (MD)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

FIT(TX)GP QRS 12-60, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

FIT(TX) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

4

FRAME (TX) QRS 14-25, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

INITIATOR (CA) QRS 12-53, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

INITIATOR (CA) QRS 14-62, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

LEATHER (DE) QRS 14-72, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

LTI (DE) QRS 14-81, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

LTI TRUST (MD)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

5

METAL (DE) QRS 14-67, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

PLATES (DE) QRS 14-63, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

POLD (GER) QRS 16-133 LLC

By: CPA16 GERMAN (DE) LIMITED PARTNERSHIP, as its managing member

By: CPA16 GERMAN GP (DE) QRS 16-155, Inc., as its general partner

By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

POPCORN (TX) QRS 14-43, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

STORAGE (DE) QRS 14-23, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

6

VINYL (DE) QRS 14-71, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

ISSUERS:

AFD (KV) LLC

By: STORAGE (DE) QRS 14-23, INC., as its managing member

By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

APPLIED FOUR (DE) QRS 14-75, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

APPLIED UTAH (UT) QRS 14-76, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

ASSEMBLY (MD)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

7

AUTOSAFE AIRBAG 12 (CA) LP

By: INITIATOR (CA) QRS 12-53, INC., as its general partner

By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

AUTOSAFE AIRBAG 14 (CA) LP

By: INITIATOR (CA) QRS 14-62, INC., as its general partner

By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

BANDWIDTH (UT) QRS 14-58, INC.
By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

BP(IL)GP QRS 14-97, INC.
By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

8

BP(IL) L.P.

By: BP(IL)GP QRS 14-97, INC., as its general partner

By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

BP(IL) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

CAN (WI) QRS 12-34, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

CAN-TWO (DE) QRS 12-67, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

COLD (DE) QRS 12-50, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

CPA16 GERMAN (DE) LIMITED PARTNERSHIP

By: CPA16 GERMAN GP (DE) QRS 16-155, INC., as its general partner

By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

9

CPA16 GERMAN GP (DE) QRS 16-155, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

CTS(IN) QRS 12-63, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

CUPS (DE) LP

By: PLATES (DE) QRS 14-63, INC., as its general partner

By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

10

DELAWARE FRAME (TX), LP

By: FRAME (TX) QRS 14-25, INC., as its general partner

By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

DEVELOP (TX) LP

By: POPCORN (TX) QRS 14-43, INC., as its general partner

By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

DOUGH (DE) QRS 14-77, INC.
By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

DOUGH (MD)
By:	/s/ Brooks G. Gordon
Name: Brooks G. Gordon
Title: Trustee

11

DYNE (DE) LP

By: METAL (DE) QRS 14-67 INC., as its general partner

By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

FABRIC (DE) GP

By: LEATHER (DE) QRS 14-72, INC., as its general partner

By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

FIT(TX)GP QRS 12-60, INC.
By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

FIT(TX) LP

By: FIT(TX)GP QRS 12-60, INC., as its general partner

By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

FIT(TX) TRUST
By:	/s/ Brooks G. Gordon
Name: Brooks G. Gordon
Title: Trustee

12

FRAME (TX) QRS 14-25, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

GERB (CT) QRS 14-73, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

HOTEL (MN) QRS 16-84, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

HOTEL OPERATOR (MN) TRS 16-87, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

INITIATOR (CA) QRS 12-53, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

INITIATOR (CA) QRS 14-62, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

13

JEN (MA) QRS 12-54, INC.
By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

KSM LIVINGSTON (NJ) QRS 16-76, INC.
By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

LEATHER (DE) QRS 14-72, INC.
By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

LEI (GER) QRS 16-134 LLC

By: POLD (GER) QRS 16-133, LLC

By: CPA16 GERMAN (DE) LIMITED PARTNERSHIP, its managing member

By: CPA16 GERMAN GP (DE) QRS 16-155, Inc., its general partner

By:	/s/ Christopher Hayes

Name: Christopher Hayes Title: Vice President

LINCOLN (DE) LP

By: LTI (DE) QRS 14-81, INC., as its general partner

By:	/s/ Christopher Hayes

Name: Christopher Hayes
Title: Vice President

14

LPD (CT) QRS 16-132, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

LPORT 2 (WA) QRS 16-147, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

LTI (DE) QRS 14-81, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

LTI TRUST (MD)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

META (CA) QRS 14-6, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

METAL (DE) QRS 14-67, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

15

MORE APPLIED FOUR (DE) LLC

By: APPLIED FOUR (DE) QRS 14-75, INC., as its managing member

By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

MORE APPLIED UTAH (UT) LLC

By: APPLIED UTAH (UT) QRS 14-76, INC., as its managing member

By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

NETWORK (UT) LLC

By: BANDWIDTH (UT) QRS 14-58, INC., as its managing member

By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

PLATES (DE) QRS 14-63, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

16

POLD (GER) QRS 16-133 LLC

By: CPA16 GERMAN (DE) LIMITED PARTNERSHIP, as its managing member

By: CPA16 GERMAN GP (DE) QRS 16-155, Inc., as its general partner

By:	/s/ Christopher Hayes
Name: Christopher Hayes
Title: Vice President

POPCORN (TX) QRS 14-43, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

PRINT (WI) QRS 12-40, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

PWE (MULTI) QRS 14-85, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

SHO LANDLORD (FL) QRS 16-104, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

17

STORAGE (DE) QRS 14-23, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

TEL (VA) QRS 12-15, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

URSA (VT) QRS 12-30, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

VINYL (DE) QRS 14-71, INC.
By:	/s/ Christopher Hayes
	Name:	Christopher Hayes
	Title:	Vice President

WINDOUGH (DE) LP

By: DOUGH (DE) QRS 14-77, INC., as its general partner

By:	/s/ Brooks G. Gordon
Name: Brooks G. Gordon
Title: Director

18

CRATE (GER) QRS 16-142 LLC

By: CPA16 GERMAN (DE) LIMITED PARTNERSHIP, as managing member

By: CPA16 GERMAN GP (DE) QRS 16-155, Inc., its general partner

By:	/s/ Brooks G. Gordon

Name: Brooks G. Gordon
Title: Director

BEVERAGE (GER) QRS 16-141 LLC

By: CRATE (GER) QRS 16-142 LLC, as its managing member

By:	/s/ Brooks G. Gordon
Name: Brooks G. Gordon
Title: Director

19

Accepted and Agreed to:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Eyal Namordi
Name: Eyal Namordi
Title: Senior Vice President

20